FOURTH AMENDMENT TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated effective as of January 25, 2007 (the "Fourth Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPELINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY, PETROLEUM SUPPLY COMPANY, UNIT ENERGY CANADA, INC. and UNIT TEXAS DRILLING, L.L.C. (collectively, the "Borrowers"), BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), BANK OF AMERICA ("B of A"), BMO CAPITAL MARKETS FINANCING, INC., formerly Harris Nesbitt Financing, Inc. ("BMO"), and COMPASS BANK ("Compass") (individually a "Lender" and collectively, the "Lenders") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as agent for the Lenders now or hereafter signatory parties thereto (the "Agent").

RECITALS:

A. The Borrowers (other than Unit Texas Drilling, L.L.C. ("Unit Texas")), the Lenders and the Agent entered into that certain Credit Agreement dated as of January 30, 2004, as amended by the First Amendment thereto dated effective as of June 1, 2005, as further amended by the Second Amendment thereto dated as of November 4, 2005, between and among the Borrowers (other than Unit Texas), and as further amended by the Third Amendment thereto dated as of October 10, 2006, between and among the Borrowers, the Lenders and the Agent (collectively, the "Existing Credit Agreement"), pursuant to which the Lenders severally established certain Commitments set forth on the Lenders Schedule annexed thereto as Schedule 2 until the Facility Termination Date, subject to the Maximum Credit Amount and the Borrowing Base.

B. The Borrowers have requested the Lenders' to extend the Facility Termination Date from January 31, 2008, to May 31, 2008.

C. The Lenders are willing to so extend the existing Facility Termination Date (January 31, 2008) for the Existing Credit Agreement until an extended Facility Termination Date of May 31, 2008, subject to the terms, provisions, conditions and limitations set forth in the Existing Credit Agreement and as hereinafter set forth.

THEREFORE, subject to the terms, provisions, conditions and limitations hereinafter set forth, the Lenders are willing to extend the Facility Termination Date from January 31, 2008, to May 31, 2008, all subject to the terms, provisions, conditions and limitations hereof and of the Existing Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1. The definition of "Facility Termination Date" in the Existing Credit Agreement is amended by deleting the reference therein to "the date which is four (4) years from the date of this Agreement" and substituting in lieu thereof the date "May 31, 2008".

2. The remaining terms, provisions and conditions set forth in the Existing Credit Agreement (including without limitation, the consents, waivers and other provisions of Article XVII thereof) shall remain in full force and effect and are incorporated and adopted herein by reference. The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth therein and further represent to the Lenders and the Agent that, as of the date hereof, no uncured Default or Event of Default exists under the Existing Credit Agreement, as amended by this Fourth Amendment (collectively, the "Credit Agreement"). The Borrowers further confirm, grant and re-grant, pledge and re-pledge to the Agent for the ratable benefit of the Lenders a continuing and continuous, first and prior mortgage lien against, security interest in and collateral pledge in the Collateral more particularly described in Article IX of the Existing Credit Agreement.

3. The Borrowers shall execute and deliver, or cause to be executed and delivered to the Agent for the benefit of the Lenders, each of the following as express conditions precedent to the effectiveness of the amendments and modifications contemplated by this Fourth Amendment:

a. this Fourth Amendment;

b. the replacement Notes in favor of and payable to the order of the respective Lenders in the respective original face principal amounts as set forth in Schedule 2 annexed hereto; and

c. corporate incumbency and no default certificates from each of the Borrowers, with resolutions attached, in form, scope and content acceptable to the Agent.

4. The Borrowers agree to pay to the Agent on demand all costs, fees and expenses (including without limitation) reasonable attorneys fees and legal expenses incurred or accrued by the Agent in connection with the preparation, negotiation, execution, closing, delivery, and administration of this Fourth Amendment.

5. Any capitalized term used herein but not otherwise defined shall have the meaning given to such term in the Existing Credit Agreement.

SEE NEXT PAGE FOR SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
PETROLEUM SUPPLY COMPANY, an
Oklahoma corporation,
UNIT ENERGY CANADA INC., an Alberta,
Canada corporation, and
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By        /s/ Larry D. Pinkston
            Larry D. Pinkston, President of each of
            UNIT CORPORATION,
            UNIT PETROLEUM COMPANY,
            UNIT DRILLING COMPANY,
            PETROLEUM SUPPLY COMPANY,
            UNIT ENERGY CANADA INC.,
            as Manager of UNIT TEXAS DRILLING,
            L.L.C., and SUPERIOR PIPELINE
            COMPANY, L.L.C.

            7130 Sourth Lewis Avenue, Suite 1000
            Tulsa, Oklahoma 74136
            Attention: Larry Pinkston
            Telephone: (918) 493-7700
            Facsimile: (918) 493-7711

BANK OF OKLAHOMA, NATIONAL
ASSOCIATION, in its individual corporate
capacity as a Lender, as LC Issuer and as
Administrative Agent for the Lenders

By      /s/ Pam Schloeder
            Pam Schloeder
            Senior Vice President

            101 East Second Street
            Bank of Oklahoma Tower
            One Williams Center
            Tulsa, Oklahoma 74192
            Telephone: (918) 588-6012
            Facsimile: (918) 588-6880

BANK OF AMERICA, N.A., a Lender

By       /s/ Christen A. Lacey
            Christen A. Lacey
            Principal

            100 Federal Street
            Boston, MA 02110
            Telephone: (617) 434-6816
            Facsimile: (617) 434-3652

BMO CAPITAL MARKETS FINANCING,
INC., formerly Harris Nesbitt Financing, Inc.,
a Lender

By        /s/ Mary Lou Allen
            Mary Lou Allen,
            Vice President

            Bank of Montreal
            Houston Agency
            700 Louisiana Street
            4400 Bank of America Center
            Houston, Texas 77002
            Telephone: (713) 546-9761
            Facsimile: (713) 223-4007

COMPASS BANK, a Lender

By      /s/ Kathleen J. Bowen
            Kathleen J. Bowen
            Senior Vice President

            24 Greenway Plaza
            Suite 1400A
            Houston, Texas 77046
            Telephone: (713) 968-8273
            Facsimile: (713) 968-8292

PROMISSORY NOTE

(Bank of Oklahoma, National Association)

$81,911,500.00
January 25, 2007
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, SUPERIOR PIPELINE COMPANY, L.L.C., an Oklahoma limited liability company, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, UNIT ENERGY CANADA INC., an Alberta, Canada corporation, and UNIT TEXAS DRILLING, L.L.C., an Oklahoma limited liability company (individually and collectively the "Borrowers"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), with interest, the principal sum of EIGHTY ONE MILLION NINE HUNDRED ELEVEN THOUSAND FIVE HUNDRED and NO/100ths DOLLARS ($81,911,500.00) or, if less, the aggregate principal amount of all advances outstanding from time to time hereunder, made by BOk to Borrowers pursuant to the Credit Agreement (hereinafter defined) and unless otherwise provided in the Credit Agreement, the principal balance of this Note outstanding on the Facility Termination Date, with interest payments due on each applicable Payment Date. This Note is issued pursuant to and subject to the terms of a certain Credit Agreement dated as of January 30, 2004, as amended by the First Amendment thereto dated as of June 1, 2005, as further amended by the Second Amendment thereto dated as of November 4, 2005, as further amended by the Third Amendment thereto dated as of October 10, 2006, and as further amended by the Fourth Amendment thereto dated as of January 25, 2007, among Borrowers, and BOk, Bank of America, N.A., BMO Capital Markets Financing, Inc., formerly Harris Nesbitt Financing, Inc., and Compass Bank (collectively the "Lenders"), with BOk as the Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, respectively, and as hereafter amended, modified, supplemented or restated from time to time collectively referred to as the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as hereinafter provided in connection with a Default, interest shall accrue on the outstanding principal balance hereof and on any past due interest to the Facility Termination Date at the rate or rates per annum determined pursuant to the Pricing Schedule annexed to the Credit Agreement, as provided in and calculated pursuant to the Credit Agreement.

The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply to loans of the type and character evidenced by this Note.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Administrative Agent at Bank of Oklahoma Tower, One Williams Center, Seven East Second Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Administrative Agent or the holder hereof shall have received credit therefor from the Administrative Agent's or the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

The Borrowers may borrow and reborrow hereunder at any time and from time to time as provided in the Credit Agreement and may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Credit Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to the unpaid principal balance hereof.

From time to time the Borrowers and the Lenders may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

This Note is subject to and governed by the terms, provisions, conditions and limitations of the Credit Agreement concerning, among other matters, acceleration following a Default, imposition of default rates of interest during the continuance of a Default, methods of payment, minimum amounts of each Advance, selection of the type of Advance and applicable Interest Period for new Advances, Borrowing Base calculations, Maximum Credit Amount, Aggregate Commitment amounts, security interests in Rigs and deposit accounts of the Borrowers with the Administrative Agent and any of the Lenders, rights of set off or offset in connection therewith and all other matters terms, provisions and agreements therein prescribed or governed.

The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute among the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Administrative Agent or

2

BOk is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

This Note is secured by the Collateral described in the Credit Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on Advances that may be made hereunder. This Note is a replacement and extension of that certain promissory note dated as of October 10, 2006, payable by the Borrowers to the order of BOk in the original principal amount of $81,911,500.00.

This Note is issued by the Borrowers in accordance with the provisions of Section 2.14(iv) of the Credit Agreement and shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Credit Agreement may be litigated in courts, state or federal, sitting in Tulsa County, State of Oklahoma. In furtherance of this provision, Borrowers hereby waive any objection to such venue.

Notwithstanding the single execution of this Note by the undersigned President of each of the corporate Borrowers and the manager of the limited liability companies Borrower, as applicable, each of the Borrowers is jointly and severally bound by the terms of this Note.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
PETROLEUM SUPPLY COMPANY, an
Oklahoma corporation,
UNIT ENERGY CANADA INC., an Alberta,
Canada corporation, and
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By       /s/ Larry D. Pinkston
            Larry D. Pinkston, President of each of
            UNIT CORPORATION,
            UNIT PETROLEUM COMPANY,
            UNIT DRILLING COMPANY,
            PETROLEUM SUPPLY COMPANY,
            UNIT ENERGY CANADA INC.,
            as Manager of UNIT TEXAS DRILLING,
            L.L.C., and SUPERIOR PIPELINE
            COMPANY, L.L.C.

3

PROMISSORY NOTE

(Bank of America, N.A.)

$76,065,000.00
January 25, 2007
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, SUPERIOR PIPELINE COMPANY, L.L.C., an Oklahoma limited liability company, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, UNIT ENERGY CANADA INC., an Alberta, Canada corporation, and UNIT TEXAS DRILING, L.L.C., an Oklahoma limited liability company (individually and collectively the "Borrowers"), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. ("B of A"), with interest, the principal sum of SEVENTY SIX MILLION SIXTY-FIVE THOUSAND and NO/100ths DOLLARS ($76,065,000.00) or, if less, the aggregate principal amount of all advances outstanding from time to time hereunder, made by B of A to Borrowers pursuant to the Credit Agreement (hereinafter defined) and unless otherwise provided in the Credit Agreement, the principal balance of this Note outstanding on the Facility Termination Date, with interest payments due on each applicable Payment Date. This Note is issued pursuant to and subject to the terms of a certain Credit Agreement dated as of January 30, 2004, as amended by the First Amendment thereto dated as of June 1, 2005, and as further amended by the Second Amendment thereto dated as of November 4, 2005, as further amended by the Third Amendment thereto dated as of October 10, 2006, and as further amended by the Fourth Amendment thereto dated as of January 25, 2007, among Borrowers, and B of A, Bank of Oklahoma, National Association, BMO Capital Markets Financing, Inc., formerly Harris Nesbitt Financing, Inc., and Compass Bank (collectively the "Lenders"), with Bank of Oklahoma, National Association, as the Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, respectively, and hereafter amended, modified, supplemented or restated from time to time collectively referred to as the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as hereinafter provided in connection with a Default, interest shall accrue on the outstanding principal balance hereof and on any past due interest to the Facility Termination Date at the rate or rates per annum determined pursuant to the Pricing Schedule annexed to the Credit Agreement, as provided in and calculated pursuant to the Credit Agreement.

The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply to loans of the type and character evidenced by this Note.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Administrative Agent at Bank of Oklahoma Tower, One Williams Center, Seven East Second Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Administrative Agent or the holder hereof shall have received credit therefor from the Administrative Agent's or the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

The Borrowers may borrow and reborrow hereunder at any time and from time to time as provided in the Credit Agreement and may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Credit Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to the unpaid principal balance hereof.

From time to time the Borrowers and the Lenders may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

This Note is subject to and governed by the terms, provisions, conditions and limitations of the Credit Agreement concerning, among other matters, acceleration following a Default, imposition of default rates of interest during the continuance of a Default, methods of payment, minimum amounts of each Advance, selection of the type of Advance and applicable Interest Period for new Advances, Borrowing Base calculations, Maximum Credit Amount, Aggregate Commitment amounts, security interests in Rigs and deposit accounts of the Borrowers with the Administrative Agent and any of the Lenders, rights of set off or offset in connection therewith and all other matters terms, provisions and agreements therein prescribed or governed.

The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute among the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Administrative Agent or

2

BOk is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

This Note is secured by the Collateral described in the Credit Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on Advances that may be made hereunder. This Note is a replacement and extension of that certain promissory note dated as of October 10, 2006, payable by the Borrowers to the order of B of A in the original principal amount of $76,065,000.00.

This Note is issued by the Borrowers in accordance with the provisions of Section 2.14(iv) of the Credit Agreement and shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Credit Agreement may be litigated in courts, state or federal, sitting in Tulsa County, State of Oklahoma. In furtherance of this provision, Borrowers hereby waive any objection to such venue.

Notwithstanding the single execution of this Note by the undersigned President of each of the corporate Borrowers and the Manager of the limited liability companies Borrower, as applicable, each of the Borrowers is jointly and severally bound by the terms of this Note.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
PETROLEUM SUPPLY COMPANY, an
Oklahoma corporation,
UNIT ENERGY CANADA INC., an Alberta,
Canada corporation, and
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By       /s/ Larry D. Pinkston
            Larry D. Pinkston, President of each of
            UNIT CORPORATION,
            UNIT PETROLEUM COMPANY,
            UNIT DRILLING COMPANY,
            PETROLEUM SUPPLY COMPANY,
            UNIT ENERGY CANADA INC.,
            as Manager of UNIT TEXAS DRILLING,
            L.L.C., and SUPERIOR PIPELINE
            COMPANY, L.L.C.

3

PROMISSORY NOTE

(BMO Capital Markets Financing, Inc.)

$76,065,000.00
January 25, 2007
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, SUPERIOR PIPELINE COMPANY, L.L.C., an Oklahoma limited liability company, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, UNIT ENERGY CANADA INC., an Alberta, Canada corporation, and UNIT TEXAS DRILING, L.L.C., an Oklahoma limited liability company (individually and collectively the "Borrowers"), jointly and severally promise to pay to the order of BMO CAPITAL MARKETS FINANCING, INC formerly Harris Nesbitt Financing, Inc. ("BMO"), with interest, the principal sum of SEVENTY SIX MILLION SIXTY-FIVE THOUSAND and NO/100ths DOLLARS ($76,065,000.00) or, if less, the aggregate principal amount of all advances outstanding from time to time hereunder, made by BMO to Borrowers pursuant to the Credit Agreement (hereinafter defined) and unless otherwise provided in the Credit Agreement, the principal balance of this Note outstanding on the Facility Termination Date, with interest payments due on each applicable Payment Date. This Note is issued pursuant to and subject to the terms of a certain Credit Agreement dated as of January 30, 2004, as amended by the First Amendment thereto dated as of June 1, 2005, as further amended by the Second Amendment thereto dated as of November 4, 2005, as further amended by the Third Amendment thereto dated as of October 10, 2006, and as further amended by this Fourth Amendment thereto dated as of January 25, 2007, among Borrowers, and BMO, Bank of Oklahoma, National Association, Bank of America, N.A., and Compass Bank (collectively the "Lenders"), with Bank of Oklahoma, National Association, as the Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, respectively, and as hereafter amended, modified, supplemented or restated from time to time referred to as the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as hereinafter provided in connection with a Default, interest shall accrue on the outstanding principal balance hereof and on any past due interest to the Facility Termination Date at the rate or rates per annum determined pursuant to the Pricing Schedule annexed to the Credit Agreement, as provided in and calculated pursuant to the Credit Agreement.

The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply to loans of the type and character evidenced by this Note.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Administrative Agent at Bank of Oklahoma Tower, One Williams Center, Seven East Second Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Administrative Agent or the holder hereof shall have received credit therefor from the Administrative Agent's or the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

The Borrowers may borrow and reborrow hereunder at any time and from time to time as provided in the Credit Agreement and may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Credit Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to the unpaid principal balance hereof.

From time to time the Borrowers and the Lenders may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

This Note is subject to and governed by the terms, provisions, conditions and limitations of the Credit Agreement concerning, among other matters, acceleration following a Default, imposition of default rates of interest during the continuance of a Default, methods of payment, minimum amounts of each Advance, selection of the type of Advance and applicable Interest Period for new Advances, Borrowing Base calculations, Maximum Credit Amount, Aggregate Commitment amounts, security interests in Rigs and deposit accounts of the Borrowers with the Administrative Agent and any of the Lenders, rights of set off or offset in connection therewith and all other matters terms, provisions and agreements therein prescribed or governed.

The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute among the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Administrative Agent or

2

BOk is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

This Note is secured by the Collateral described in the Credit Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on Advances that may be made hereunder. This Note is a replacement and extension of that certain promissory note from the Borrowers payable to the order BMO dated as of October 10, 2006, in the original principal amount of $76,065,000.00.

This Note is issued by the Borrowers in accordance with the provisions of Section 2.14(iv) of the Credit Agreement and shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Credit Agreement may be litigated in courts, state or federal, sitting in Tulsa County, State of Oklahoma. In furtherance of this provision, Borrowers hereby waive any objection to such venue.

Notwithstanding the single execution of this Note by the undersigned President of each of the corporate Borrowers and the manager of the limited liability companies Borrower, as applicable, each of the Borrowers is jointly and severally bound by the terms of this Note.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
PETROLEUM SUPPLY COMPANY, an
Oklahoma corporation,
UNIT ENERGY CANADA INC., an Alberta,
Canada corporation, and
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By       /s/ Larry D. Pinkston
            Larry D. Pinkston, President of each of
            UNIT CORPORATION,
            UNIT PETROLEUM COPANY,
            UNIT DRILLING COMPANY,
            PETROLEUM SUPPLY COMPANY,
            UNIT ENERGY CANADA INC.,
            as Manager of UNIT TEXAS DRILLING,
            L.L.C., and SUPERIOR PIPELINE
            COMPANY, L.L.C.

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PROMISSORY NOTE

(Compass Bank)

$40,958,500.00
January 25, 2007
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, SUPERIOR PIPELINE COMPANY, L.L.C., an Oklahoma limited liability company, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, UNIT ENERGY CANADA INC., an Alberta, Canada corporation, and UNIT TEXAS DRILING, L.L.C., an Oklahoma limited liability company (individually and collectively the "Borrowers"), jointly and severally promise to pay to the order of COMPASS BANK ("Compass"), with interest, the principal sum of FORTY MILLION NINE HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED and NO/100ths DOLLARS ($40,958,500.00) or, if less, the aggregate principal amount of all advances outstanding from time to time hereunder, made by Compass to Borrowers pursuant to the Credit Agreement (hereinafter defined) and unless otherwise provided in the Credit Agreement, the principal balance of this Note outstanding on the Facility Termination Date, with interest payments due on each applicable Payment Date. This Note is issued pursuant to and subject to the terms of a certain Credit Agreement dated as of January 30, 2004, as amended by the First Amendment thereto dated as of June 1, 2005, and as further amended by the Second Amendment thereto dated as of November 4, 2005, as further amended by the Third Amendment thereto dated as of October 10, 2006, and as further amended by the Fourth Amendment thereto dated as of January 25, 2007, among Borrowers, and Compass, Bank of Oklahoma, National Association, Bank of America, N.A., and BMO Capital Markets Financing, Inc., formerly Harris Nesbitt Financing, Inc. (collectively the "Lenders"), with Bank of Oklahoma, National Association, as the Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, respectively, and as hereafter amended, modified, supplemented or restated from time to time collectively referred to as the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as hereinafter provided in connection with a Default, interest shall accrue on the outstanding principal balance hereof and on any past due interest to the Facility Termination Date at the rate or rates per annum determined pursuant to the Pricing Schedule annexed to the Credit Agreement, as provided in and calculated pursuant to the Credit Agreement.

The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply to loans of the type and character evidenced by this Note.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Administrative Agent at Bank of Oklahoma Tower, One Williams Center, Seven East Second Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Administrative Agent or the holder hereof shall have received credit therefor from the Administrative Agent's or the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

The Borrowers may borrow and reborrow hereunder at any time and from time to time as provided in the Credit Agreement and may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Credit Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to the unpaid principal balance hereof.

From time to time the Borrowers and the Lenders may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

This Note is subject to and governed by the terms, provisions, conditions and limitations of the Credit Agreement concerning, among other matters, acceleration following a Default, imposition of default rates of interest during the continuance of a Default, methods of payment, minimum amounts of each Advance, selection of the type of Advance and applicable Interest Period for new Advances, Borrowing Base calculations, Maximum Credit Amount, Aggregate Commitment amounts, security interests in Rigs and deposit accounts of the Borrowers with the Administrative Agent and any of the Lenders, rights of set off or offset in connection therewith and all other matters terms, provisions and agreements therein prescribed or governed.

The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute among the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Administrative Agent or

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BOk is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

This Note is secured by the Collateral described in the Credit Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on Advances that may be made hereunder. This Note is a replacement and extension of that certain promissory note dated as of October 10, 2006, payable by the Borrowers to the order of Compass in the original principal amount of $40,958,500.00.

This Note is issued by the Borrowers in accordance with the provisions of Section 2.14(iv) of the Credit Agreement and shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Credit Agreement may be litigated in courts, state or federal, sitting in Tulsa County, State of Oklahoma. In furtherance of this provision, Borrowers hereby waive any objection to such venue.

Notwithstanding the single execution of this Note by the undersigned President of each of the corporate Borrowers and the manager of the limited liability companies Borrower, as applicable, each of the Borrowers is jointly and severally bound by the terms of this Note.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
PETROLEUM SUPPLY COMPANY, an Oklahoma
corporation,
UNIT ENERGY CANADA INC., an Alberta,
Canada corporation, and
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By       /s/ Larry D. Pinkston
            Larry D. Pinkston, President of each of
            UNIT CORPORATION,
            UNIT PETROLEUM COMPANY,
            UNIT DRILLING COMPANY,
            PETROLEUM SUPPLY COMPANY,
            UNIT ENERGY CANADA INC.,
            as Manager of UNIT TEXAS DRILLING,
            L.L.C., and SUPERIOR PIPELINE
            COMPANY, L.L.C.

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